     BOARD OF DIRECTORS

     Thomas R. Copps
     David W. Graebel
     Alfred C. Noel
     Dale R. Schuh
     Steven J. Umland

     OFFICERS

     Steven R. Boehlke, Pres.
     John A. Stenger, V.P.
     William M. O'Reilly, Secy.
     Thomas H. Weingarten, Treas.

     INVESTMENT ADVISOR

     Sentry Investment Management, Inc.
     Stevens Point, Wisconsin

     UNDERWRITER

     Sentry Equity Services, Inc.
     Stevens Point, Wisconsin

     CUSTODIAN

     Citibank, N.A.
     New York, New York

     LEGAL COUNSEL

     Godfrey & Kahn
     Milwaukee, Wisconsin


This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning sales charges and other pertinent information.


                          ------------------------

                          [SENTRY FUND, INC. LOGO]

                             - No Sales Charges
                             - No Redemption Fees




                              SENTRY FUND, INC.









                                                                     SEMI-ANNUAL
                                                                          REPORT




                                                                  APRIL 30, 1997

                               SENTRY FUND, INC.
            1800 North Point Drive - Stevens Point, Wisconsin 54481

MESSAGE TO SHAREHOLDERS                                            JUNE 12, 1997

We are pleased to provide this Sentry Fund, Inc. report covering operating results for the six-month period ended April 30, 1997. The Fund's investment returns for this same period were as follows:

                                                      Average Annual
                           Total Return*              Total Return*
                           -------------              --------------
        1 Year                 12.1%                      12.1%
        5 Year                 71.6%                      11.4%
        10 Year               172.3%                      10.5%


Economic growth strengthened during the past six months. Real GDP increased 3.8% in the fourth quarter of 1996 and 5.6% in the first quarter of 1997. We expect the economy to continue to grow throughout 1997 but at a somewhat slower pace.

Reacting to the stronger economy, the Federal Reserve Board increased short-term interest rates by 1/4% in March. This reverses a two year posture of the Federal Reserve Board on lowering rates. Long-term interest rates also increased in early 1997, with 30 year U.S. Treasury yields rising 1/2% to near 7%.

The Stock Market continues to advance, with large capitalization issues far outperforming small cap stocks. Volatility has increased and the Stock Market experienced a short, but sharp, correction during March. We remain optimistic on our outlook for the market, encouraged not only by the strong economy but also by progress in Washington towards a balanced budget agreement and a lower capital gains tax rate.

At the January 16, 1997 shareholders meeting, David W. Graebel and Alfred C. Noel were elected Directors of the Fund, each for a term of 3 years. There were 4,011,399 shares voted in favor and 13,855 shares voted against this slate. At that same meeting, Coopers & Lybrand L.L.P. was confirmed as the Fund's independent accountants with 4,008,619 shares voted in favor and 1,316 shares voted to reject this confirmation.

Your continued support is appreciated, and we look forward to reporting our 12-month financial results in the Fund's Annual Report published in December.

Sincerely,


/s/ Steven R. Boehlke

Steven R. Boehlke
President


* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance, and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. When first organized in 1970, the Fund applied a sales charge to each share purchase. The Fund's sales charge was eliminated on March 1, 1991. The performance data shown does not reflect its deduction, and had it been reflected, the charge would reduce the performance quoted.

                              SENTRY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 1997
                                  (Unaudited)


ASSETS:
Investments in securities, at
 market value (cost $65,580,561)                $101,137,616
Cash                                                  73,054
Receivables:
 Investment securities sold                        2,527,446
  Dividends                                           68,743
                                                ------------
    Total assets                                                       $103,806,859

LIABILITIES:
 Investment securities purchased                   2,299,844
  Investment advisory fees                           194,344
  Transfer agent fees                                  2,063
  Custodian fees                                         451
  Professional services                               13,500
  Insurance coverage                                   6,570
                                                ------------
       Total liabilities                                                  2,516,772
                                                                       ------------
NET ASSETS                                                             $101,290,087
                                                                       ============
ANALYSIS OF NET ASSETS:
  Capital shares                                                       $059,963,477
  Undistributed net realized gain on
     sales of investments                                                 5,442,288
  Unrealized appreciation of investments                                 35,557,055
  Undistributed net investment income                                       327,267
                                                                       ------------
  Net assets applicable to outstanding shares                          $101,290,087
                                                                       ============

  Capital shares outstanding                                              5,531,852
                                                                       ============

  Net Asset Value and
     Redemption and Offering Price per share                                 $18.31
                                                                       ============

                            STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 1997
                                  (Unaudited)

  INVESTMENT INCOME:
    Income:
      Dividends                                 $    640,394
      Interest                                       131,037
                                                ------------
        Total investment income                                        $    771,431

    Expenses:
      Investment advisory fees                       388,993
      Transfer agent fees                             12,513
      Professional services                            8,075
      Printing, stationery and postage                 4,583
    Licenses and fees                                 13,158
      SEC filing fees                                  6,439
      Directors' fees                                  1,500
      Other expenses                                   8,903
                                                ------------
        Total expenses                                                      444,164
                                                                       ------------
        Net investment income                                          $    327,267
                                                                       ------------

  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS:

      Net realized gain on sales of investments                           7,694,739
      Increase in unrealized appreciation
        of investments                                                   (2,252,451)
                                                                       ------------
      Net realized and unrealized gain
        on investments                                                    5,442,288
                                                                       ------------
      Net increase in net assets resulting
        from operations                                                $  5,769,555
                                                                       ============


                 See accompanying notes to financial statements

                               SENTRY FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Six Months Ended April 30, 1997 and 1996
                                  (Unaudited)

                                                    1997         1996
                                                ------------  -----------

   OPERATIONS:
     Net investment income                      $    327,267  $   466,949
     Net realized gain on sales
       of investments                              7,694,739      952,400
     Increase in unrealized
       appreciation on investments                (2,252,451)  10,191,549
                                                ------------  -----------
     Net change in net assets
       resulting from operations                   5,769,555   11,610,898
                                                ------------  -----------

   DISTRIBUTIONS:
     Dividends from net investment income           (586,286)    (624,265)
     Distributions of net realized gains          (4,583,693)  (5,514,341)
                                                ------------  -----------
   Total distributions to shareholders            (5,169,979)  (6,138,606)
                                                ------------  -----------

   CAPITAL SHARE TRANSACTIONS:
     Net proceeds from sale of shares              2,749,169   18,396,004
     Net asset value of shares issued to
      shareholders in reinvestment
       of distributions                            5,116,768    6,089,561
                                                ------------  -----------
                                                   7,865,937   24,485,565
     Cost of shares redeemed                      (4,328,952) (20,583,199)
                                                ------------  -----------
     Increase in net assets derived
       from capital share transactions             3,536,985    3,902,366
                                                ------------  -----------

   NET ASSETS:
     Total increase in net assets                  4,136,561    9,374,658
     Beginning of year                            97,153,526   84,373,690
                                                ------------  -----------
     End of year (including
       undistributed net investment
       income of $191,809 and
       $316,521 respectively)                   $101,290,087  $93,748,348
                                                ============  ===========

                 See accompanying notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     a. Security Valuation - Securities traded on any national securities exchange or over-the-counter market are valued at the last reported sales price; short-term securities are stated at amortized cost, which approximates current value.

     b. Federal Income and Excise Taxes - No provision for Federal income or excise taxes is considered necessary since the Fund intends to
          distribute    to its shareholders substantially all of its taxable
          income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     c. Investment Income and Security Transactions - Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net asset value of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1-1/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess.

3.   PURCHASES AND SALES OF SECURITIES

     Purchases and sales of common stock aggregated $22,484,604 and $24,399,515, respectively.

PORTFOLIO OF INVESTMENT SECURITIES - April 30, 1997            SENTRY FUND, INC.


                                                                  Value
Shares                                                           (Note 1)
------                                                           --------
               COMMON STOCKS (97.4%)
               BUSINESS & CONSUMER SERVICES (11.5%)
      100,000  Analysts Int'l Corp. .........................   $2,850,000
       25,000  Deluxe Corp ..................................      765,625
      110,000  Diamond Home Service. Inc.....................    1,237,500
       67,500  FIServe, Inc. ................................    2,548,125
       25,000  Block (H & R) Inc. ...........................      806,250
      150,000  Richardson Electronics .......................    1,106,250
      235,000  Richey Electronics Inc. ......................    2,379,375
               DRUG & HEALTH CARE (5.9%)
       50,000  Bristol-Myers Squibb Co.......................    3,275,000
       50,000  Dentsply International Inc....................    2,475,000
       50,000  Uromed Corp...................................      213,125
               ELECTRICAL EQUIPMENT (2.8%)
       25,000  General Electric Co...........................    2,771,875
               ELECTRONICS (6.3%)
       40,000  Int'l. Business Machines Corp.................    6,430,000
               ENERGY (19.5%)
       27,300  Cabot Oil & Gas Corp..........................      457,275
       83,000  Coho Energy Inc...............................      622,500
      141,000  Dawson Production Service.....................    1,515,750
       10,000  Gulf Island Fabrication Inc...................      210,000
       30,000  Ensco International Inc.......................    1,425,000
       10,000  Exxon Corporation.............................      566,250
       50,000  Marine Drilling Companies.....................      787,500
       70,000  Noble Drilling Corp...........................    1,216,250
       35,000  Nuevo Energy Co...............................    1,203,125
       80,000  Oceaneering International Inc.................    1,160,000
       35,000  POGO Producing Co.............................    1,281,875
      203,000  Pool Energy Services Co.......................    2,639,000
       25,000  Pride Petroleum Services Inc..................      431,250
       30,000  Reading & Bates Corp..........................      671,250
       10,000  Texaco, Inc...................................    1,055,000
       60,000  Tidewater Inc.................................    2,407,500
       20,000  USX-Marathon Group............................      552,500
       30,000  Vintage Petroleum.............................      847,500
       22,675  Weatherford Enterra, Inc......................      719,931
               FINANCIAL (13.7%)
       62,500  First Financial Corp (Wisc.)..................    1,648,438
       40,000  Firstar Corp..................................    1,180,000
       40,400  National City Corp............................    1,969,500
       35,000  PMI Group.....................................    1,789,375
       60,000  PNC Bank Corp.................................    2,467,500
       40,000  Security Capital Corp.........................    3,560,000
       54,450  Washington Federal, Inc.......................    1,306,800

                                                                  Value
Shares                                                           (Note 1)
------                                                           --------
               FOODS & RESTAURANT (11.1%)
       46,400  Consolidated Products.........................      667,000
       90,000  IHOP Corp.....................................    2,362,500
       55,000  Lancaster Colony..............................    2,261,875
       80,000  McDonald's Corp...............................    4,290,000
       43,900  Morton's Restaurant Group.....................      663,987
       40,000  Rare Hospitality Intl.........................      465,000
      125,000  Shoney's Inc..................................      578,125
               MANUFACTURING (9.0%)
       75,000  Applied Power.................................    3,178,125
       31,400  Belden Inc....................................      965,550
       40,000  ITI Technologies..............................      595,000
       90,000  NN Ball & Roller..............................      956,250
       40,000  Plexus Corp...................................    1,050,000
      145,000  Shaw Group Inc................................    1,957,500
       14,500  Wolverine Tube................................      377,000
               RETAIL (5.0%)
      110,000  Walgreen Company .............................    5,060,000
               TOBACCO (7.0%)
      120,000  Philip Morris Cos., Inc.......................    4,725,000
       90,000  UST, Inc......................................    2,351,250
               TRANSPORTATION (5.6%)
      100,000  Custom Chrome, Inc............................    1,175,000
       75,000  Harley-Davidson, Inc..........................    2,962,500
      114,000  Starcraft Automotive Corp. ...................      370,500
       66,800  Wabash National Corp..........................    1,194,050
     ========                                                 ------------
               TOTAL COMMON STOCKS                              98,755,406
               (COST $63,198,351)                             ------------

 PRINCIPAL
  AMOUNT
 ---------
               SHORT-TERM SECURITIES (2.4%)
               COMMERCIAL PAPER - DISCOUNTED
      509,000  Norwest Financial Inc.
                 Note due 5/2/97                                   508,923
    1,258,000  Ford Motor Credit Corp.
                 Note due 5/6/97                                 1,257,042
      240,000  Deere & Co. Note
                 Note due 5/9/97                                   239,707
      377,000  Norwest Financial Inc.
                 Note due 5/9/97                                   376,538
                                                              ------------
               TOTAL SHORT-TERM SECURITIES                       2,382,210
               (COST $2,382,210)
               TOTAL INVESTMENTS (99.8%)                       101,137,616
               (COST $65,580,561)
               CASH AND RECEIVABLES
                 LESS LIABILITIES (.2%)                            152,471
                                                              ------------
               NET ASSETS (100%)                              $101,290,087
                                                              ------------



                 See accompanying notes to financial statements

                               SENTRY FUND, INC.
FINANCIAL HIGHLIGHTS

The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:

                                                                        YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------
                                             FOR SIX MONTHS
                                             ENDING 4-30-97     1996     1995     1994     1993     1992
                                             --------------     ----     ----     ----     ----     ----

Net Asset Value, Beginning of Period            $  18.19       $ 16.29  $ 15.39  $ 15.93  $ 15.17  $ 15.34
                                                 -------       -------  -------  -------  -------  -------
Income From Investment Operations
---------------------------------
Net Investment Income                               0.06           .17     0.18      .18      .23      .29
Net Realized and Unrealized Gains
(Losses) on Investments                             1.03          3.01     1.65      .53     1.12     1.03
                                                 -------       -------  -------  -------  -------  -------
Total from Investment Operations                    1.09          3.18     1.83      .71     1.35     1.32

Less Distributions
------------------
Dividends From Net Investment Income               (.11)         (.17)    (.17)    (.22)    (.23)    (.35)
Distribution From Net Realized Gains               (.86)        (1.11)    (.76)   (1.03)    (.36)   (1.14)
                                                 -------       -------  -------  -------  -------  -------
Total Distributions                                (.97)        (1.28)    (.93)   (1.25)    (.59)   (1.49)

Net Asset Value End of Period                   $  18.31       $ 18.19  $ 16.29  $ 15.39  $ 15.93  $ 15.17
                                                 =======       =======  =======  =======  =======  =======
Total Return                                       6.03%        20.60%   12.97%    4.86%    9.17%    9.09%

Net Assets, End of Period (in Thousands)        $101,290       $97,154  $84,374  $79,622  $76,315  $69,454
Ratio of Expenses to Average Net Assets             .43%          .84%     .86%     .86%     .87%     .88%
Ratio of Net Investment Income to
Average Net Assets                                  .32%         0.95%    1.17%    1.19%    1.48%    1.95%
Portfolio Turnover Rate                           22.98%        28.28%   26.54%   16.31%   22.34%   12.58%



                                DIVIDEND NOTICE

On June 2, 1997 The Fund Directors declared a dividend from net investment income of .05 per share and a long-term capital gain distribution of .05 per share, payable June 11, 1997 to shareholders of record June 9, 1997.